TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectus

and Statement of Additional Information

Transamerica Multi-Asset Income

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Effective June 30, 2026, William M. Bellamy, CFA, will no longer serve as a portfolio manager of the fund.

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Effective June 30, 2026, the following will replace the corresponding information for the fund in the “Management” section of the Prospectus:

Management:
Investment Manager: Transamerica Asset Management, Inc.
Sub-Adviser: Thompson, Siegel & Walmsley LLC
Portfolio Manager:
David McMackin, CFA	Portfolio Manager	since December 2025

Effective June 30, 2026, the following will replace the corresponding information for the fund in the “Shareholder Information – Portfolio Manager(s)” section of the Prospectus:

Name	Sub-Adviser	Positions Over Past Five Years
David McMackin, CFA	Thompson, Siegel & Walmsley LLC	Portfolio Manager of the fund since 2025; Research Analyst at Thompson, Siegel & Walmsley LLC since 2004

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Effective June 30, 2026, the following will replace the corresponding information under the section in Appendix B of the Statement of Additional Information entitled “Portfolio Managers - Thompson, Siegel & Walmsley LLC (“TSW”)”:

Transamerica Multi-Asset Income

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
David McMackin, CFA	2	$87.3 million	0	$0	24	$142.3 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
David McMackin, CFA	0	$0	0	$0	0	$0

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Investors Should Retain this Supplement for Future Reference

June 15, 2026